File No. 33-56314

               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                         POST-EFFECTIVE
                         AMENDMENT NO. 5

                               TO
                            FORM S-6

For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2

       THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 51
             THE CMO UNIT INVESTMENT TRUST, SERIES 2
                      (Exact Name of Trust)

                      NIKE SECURITIES L.P.
                    (Exact Name of Depositor)

                      1001 Warrenville Road
                     Lisle, Illinois  60532

  (Complete address of Depositor's principal executive offices)


          NIKE SECURITIES L.P.      CHAPMAN AND CUTLER
          Attn:  James A. Bowen     Attn:  Eric F. Fess
          1001 Warrenville Road     111 West Monroe Street
          Lisle, Illinois  60532    Chicago, Illinois  60603

        (Name and complete address of agents for service)

It is proposed that this filing will become effective (check appropriate box)

:    :  immediately upon filing pursuant to paragraph (b)
:  x :  November 28, 1997
:    :  60 days after filing pursuant to paragraph (a)
:    :  on (date) pursuant to paragraph (a) of rule (485 or 486)

     Pursuant to Rule 24f-2 under the Investment Company  Act  of
1940,   the  issuer  has  registered  an  indefinite  amount   of
securities.   A 24f-2 Notice for the offering was last  filed  on
September 15, 1997.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 51
                   THE CMO UNIT INVESTMENT TRUST, SERIES 2
                                 1,377 UNITS


PROSPECTUS
Part One
Dated November 25, 1997

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two.

The Trust

The CMO Unit Investment Trust, Series 2 (the "Trust") is a fixed portfolio of taxable collateralized mortgage obligations (CMOs). At October 16, 1997, each Unit represented a 1/1,377 undivided interest in the principal and net income of the Trust (see "What is the First Trust Special Situations Trust?" in Part
Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price per Unit

The Public Offering Price per Unit is equal to the aggregate value of the Securities in the Portfolio of the Trust divided by the number of Units outstanding, plus a sales charge of 5.5% of the Public Offering Price (5.820% of the amount invested). At October 16, 1997, the Public Offering Price per Unit was $464.62 plus net interest accrued to date of settlement (three business days after such date) of $1.88 (see "Market for Units" in Part Two).

      Please retain both parts of this Prospectus for future reference.
______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
______________________________________________________________________________

                             NIKE SECURITIES L.P.
                                   Sponsor

Estimated Current Return and Estimated Long-Term Return

Estimated Current Return to Unit holders was 6.94% per annum on October 16, 1997. Estimated Long-Term Return to Unit holders was 7.03% per annum on October 16, 1997. Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price per Unit. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration and determines and factors in the relative weightings of the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated average life of all of the Securities in the Trust and (2) takes into account a compounding factor and the expenses and sales charge associated with each Unit of the Trust. Since the market values and estimated average lives of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Current Return and Estimated Long-Term Return indicated above will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. The above figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates, and with the principal prepayment, redemption, maturity, exchange or sale of the underlying Securities and with changes in the average life assumptions of the CMO
securities.   See "What are Estimated Current Return and Estimated Long-Term
Return?" in Part Two.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 51
                   THE CMO UNIT INVESTMENT TRUST, SERIES 2
           SUMMARY OF ESSENTIAL INFORMATION AS OF OCTOBER 16, 1997
                        Sponsor:  Nike Securities L.P.
                    Evaluator:  First Trust Advisors L.P.
                      Trustee:  The Chase Manhattan Bank


GENERAL INFORMATION

Principal Amount of Securities in the Trust                           $615,076
Number of Units                                                          1,377
Fractional Undivided Interest in the Trust per Unit                    1/1,377
Public Offering Price:
  Aggregate Value of Securities in the Portfolio                      $604,597
  Aggregate Value of Securities per Unit                               $439.07
  Sales Charge 5.820% (5.5% of Public Offering Price)                   $25.55
  Public Offering Price per Unit                                       $464.62*
Redemption Price and Sponsor's Repurchase Price per Unit
  ($25.55 less than the Public Offering Price per Unit)                $439.07*
Liquidation Amount of the Trust                                     $2,000,000

Date Trust Established                                        January 13, 1993
Mandatory Termination Date                                   December 31, 2042

[FN]
*Plus net interest accrued to date of settlement (three business days after purchase) (see "Public Offering Price per Unit" herein and "Redemption of Units" and "Purchase of Units by the Sponsor" in Part Two).

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 51
                   THE CMO UNIT INVESTMENT TRUST, SERIES 2
           SUMMARY OF ESSENTIAL INFORMATION AS OF OCTOBER 16, 1997
                        Sponsor:  Nike Securities L.P.
                    Evaluator:  First Trust Advisors L.P.
                      Trustee:  The Chase Manhattan Bank


SPECIAL INFORMATION

Calculation of Estimated Net Annual Interest Income per Unit
    (Excluding the Effect of Premiums and Discounts):
  Estimated Annual Interest Income                                   $34.59
  Less:  Estimated Annual Expense                                     $2.35
                                                                     ______
  Estimated Net Annual Interest Income per Unit                      $32.24
                                                                     ======
Estimated Daily Rate of Net Interest Accrual per Unit                $.0896
                                                                     ======
Estimated Current Return Based on Public Offering Price                6.94%
                                                                     ======
Estimated Long-Term Return Based on Public Offering Price              7.03%
                                                                     ======

Trustee's Annual Fee: $.90 per Unit outstanding, exclusive of expenses of the Trust.
Evaluator's Annual Fee: $.30 per $1,000 principal amount of underlying securities.
Supervisory Fee:  Maximum of $.25 per Unit outstanding annually.
Distributions will generally be made on or shortly after the twenty-eighth day of each month to Unit holders of record on the first day of such month.

                        REPORT OF INDEPENDENT AUDITORS


The Unit Holders of The First Trust
Special Situations Trust, Series 51, The
CMO Unit Investment Trust, Series 2

We have audited the accompanying statement of assets and liabilities, including the portfolio, of The First Trust Special Situations Trust, Series 51, The CMO Unit Investment Trust, Series 2 as of July 31, 1997, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The First Trust Special Situations Trust, Series 51, The CMO Unit Investment Trust, Series 2 at July 31, 1997, and the results of its operations and changes in its net assets for each of the three years in the period then ended in conformity with generally accepted accounting principles.




                                                             ERNST & YOUNG LLP
Chicago, Illinois
October 24, 1997

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 51
                   THE CMO UNIT INVESTMENT TRUST, SERIES 2

                     STATEMENT OF ASSETS AND LIABILITIES

                                July 31, 1997


                                    ASSETS

Securities, at market value (cost $591,427)
  (Note 1)                                                          $615,843
Accrued interest                                                       3,950
                                                                    ________
                                                                     619,793

                          LIABILITIES AND NET ASSETS

Accrued liabilities                                                    2,557
Cash overdraft                                                         2,529
                                                                    ________
                                                                       5,086
                                                                    ________
Net assets, applicable to 1,391 outstanding
    units of fractional undivided interest:
  Cost of Trust assets (Note 1)                        $591,427
  Unrealized appreciation                                24,416
  Distributable funds (deficit)                         (1,136)
                                                       ________
                                                                    $614,707
                                                                    ========

Net asset value per unit                                             $441.92
                                                                    ========

[FN]

               See accompanying notes to financial statements.

                 THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 51
                       THE CMO UNIT INVESTMENT TRUST, SERIES 2

                                      PORTFOLIO

                                    July 31, 1997


The portfolio consists of the following collateralized mortgage obligations, all of which are Support Class Bonds.

                                            Final
    Name of issuer and          Coupon   distribution    Principal      Market
    title of security            rate        date          amount       value

Federal Home Loan Mortgage
  Corporation Multiclass
  Mortgage Participation
  Certificates (Guaranteed),
  Series, 1434-V                 7.50%    12/15/2022      $106,076     105,418
Federal National Mortgage
  Association Guaranteed
  REMIC Pass-Through
  Certificates, Fannie Mae
  REMIC Trust, 1992-215,
  Class 215-L                    7.75     12/25/2022       509,000     510,425
                                                          ____________________

                                                          $615,076     615,843
                                                          ====================

[FN]

               See accompanying notes to financial statements.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 51
                   THE CMO UNIT INVESTMENT TRUST, SERIES 2

                           STATEMENTS OF OPERATIONS

                                          Year ended July 31,

                                    1997           1996            1995

Interest income                    $49,735         56,693         75,660

Expenses:
  Trustee's fees and related
    expenses                       (3,737)        (5,796)        (4,959)
  Evaluator's fees                   (193)           (63)          (298)
  Supervisory fees                   (361)          (410)          (917)
                                  ______________________________________
    Investment income - net         45,444         50,424         69,486

Net gain (loss) on investments:
  Net realized gain (loss)           (273)          3,445       (11,581)
  Change in net unrealized
    appreciation/depreciation       25,311       (23,392)         65,114
                                  ______________________________________
                                    25,038       (19,947)         53,533
                                  ______________________________________
Net increase in net assets
  resulting from operations        $70,482         30,477        123,019
                                  ======================================

[FN]

               See accompanying notes to financial statements.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 51
                   THE CMO UNIT INVESTMENT TRUST, SERIES 2

                     STATEMENTS OF CHANGES IN NET ASSETS

                                          Year ended July 31,

                                    1997           1996            1995
Net increase in net assets
    resulting from operations:
  Investment income - net          $45,444         50,424         69,486
  Net realized gain (loss) on
    investments                      (273)          3,445       (11,581)
  Change in net unrealized
    appreciation/depreciation
    on investments                  25,311       (23,392)         65,114
                                 _______________________________________
                                    70,482         30,477        123,019

Units redeemed (113, 325 and
    694 in 1997, 1996 and
    1995, respectively):
  Principal portion               (48,981)      (145,964)      (298,884)
  Net interest accrued               (100)          (352)        (1,283)
                                 _______________________________________
                                  (49,081)      (146,316)      (300,167)

Distributions to unit holders:
  Investment income - net         (46,018)       (52,494)       (66,644)
  Principal from investment
    transactions                         -              -       (11,404)
                                 _______________________________________
                                  (46,018)       (52,494)       (78,048)
                                 _______________________________________
Total increase (decrease) in
  net assets                      (24,617)      (168,333)      (255,196)

Net assets:
  At the beginning of the
    year                           639,324        807,657      1,062,853
                                 _______________________________________
  At the end of the year
    (including distributable
    funds (deficit) applicable
    to Trust units of $(1,136),
    $(113) and $(6,966) at
    July 31, 1997, 1996 and
    1995, respectively)           $614,707        639,324        807,657
                                 =======================================
Trust units outstanding at the
  end of the year                    1,391          1,504          1,829

[FN]
               See accompanying notes to financial statements.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 51
                   THE CMO UNIT INVESTMENT TRUST, SERIES 2

                        NOTES TO FINANCIAL STATEMENTS


1.  Significant accounting policies

Security valuation -

Securities are stated at values as determined by First Trust Advisors L.P., an affiliate of the Sponsor. The values of the securities are based on (1) current bid prices for the securities obtained from dealers or brokers who customarily deal in securities comparable to those held by the Trust, (2) current bid prices for comparable securities, (3) appraisal or (4) any combination of the above.

Security cost -

The Trust's cost of its portfolio is based on the offering prices of the securities on the Date of Deposit, January 13, 1993. The premium or discount is not being amortized. Realized gain (loss) from security transactions is reported on an identified cost basis. Sales of securities are recorded on the trade date.

Federal income taxes -

The Trust is not taxable for Federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for Federal income taxes.

Expenses of the Trust -

The Trustee's fees are $.90 per unit outstanding, exclusive of expenses of the Trust. Prior to September 1, 1995, the Trustee was United States Trust Company of New York; effective September 1, 1995, The Chase Manhattan Bank succeeded United States Trust Company of New York as Trustee. An annual fee of $.30 per $1,000 principal amount of securities outstanding is payable to the Evaluator. Additionally, the Trust pays all related expenses of the Trustee, recurring financial reporting costs and an annual supervisory fee payable to an affiliate of the Sponsor.

Distributions to unit holders -

Distributions to unit holders of investment income - net and principal are presented on the accrual basis.

2.  Unrealized appreciation and depreciation

An analysis of net unrealized appreciation at July 31, 1997 follows:


            Unrealized appreciation                        $24,416
            Unrealized depreciation                              -
                                                           _______

                                                           $24,416
                                                           =======

3.  Other information

Cost to investors -

The cost to initial investors of units of the Trust was based on the aggregate offering price of the securities on the date of an investor's purchase, plus a sales charge of 5.5% of the public offering price which is equivalent to approximately 5.820% of the net amount invested.

Selected data per unit of the Trust
  outstanding throughout each year -

                                          Year ended July 31,

                                   1997          1996              1995

Interest income                   $34.26         34.13             38.74
Expenses                           (2.96)        (3.77)            (3.16)
                                 _______________________________________
    Investment income - net        31.30         30.36             35.58

Distributions to unit holders:
  Investment income - net         (31.68)       (31.68)           (31.80)
  Principal from investment
    transactions                       -             -             (4.52)

Net gain (loss) on investments     17.22        (15.18)            21.05
                                 _______________________________________
    Total increase (decrease)
       in net assets               16.84        (16.50)            20.31

Net assets:
  Beginning of the year           425.08        441.58            421.27
                                 _______________________________________

  End of the year                $441.92        425.08            441.58
                                 =======================================


             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 51
                   THE CMO UNIT INVESTMENT TRUST, SERIES 2

                                   PART ONE
                       Must be Accompanied by Part Two

                            _____________________
                             P R O S P E C T U S
                            _____________________

                  SPONSOR:          Nike Securities L.P.
                                    1001 Warrenville Road
                                    Lisle, Illinois  60532
                                    (800) 621-1675

                  TRUSTEE:          The Chase Manhattan Bank
                                    4 New York Plaza, 6th Floor
                                    New York, New York  10004-2413

                  LEGAL COUNSEL     Chapman and Cutler
                  TO SPONSOR:       111 West Monroe Street
                                    Chicago, Illinois  60603

                  LEGAL COUNSEL     Carter Ledyard & Milburn
                  TO TRUSTEE:       2 Wall Street
                                    New York, New York  10005

                  INDEPENDENT       Ernst & Young LLP
                  AUDITORS:         Sears Tower
                                    233 South Wacker Drive
                                    Chicago, Illinois  60606

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.


                  THE CMO UNIT INVESTMENT TRUST SERIES

     The First Trust (registered trademark) Special Situations Trust

PROSPECTUS
Part Two                          NOTE: THIS PART TWO PROSPECTUS MAY
Dated November 28, 1997                   ONLY BE USED WITH PART ONE

The Trust. The First Trust Special Situations Trust (the "Trusts" and each a "Trust") are unit investment trusts consisting of a fixed portfolio of taxable collateralized mortgage obligations ("CMOs"). The estimated average life of each Trust is set forth in Part One for each Trust. CERTAIN TRUSTS ARE COMPRISED PRINCIPALLY OF "SUPPORT CLASS" BONDS. FOR A DISCUSSION OF THE RISKS INHERENT IN AN INVESTMENT IN SUPPORT CLASS BONDS, SEE "WHAT IS THE FIRST TRUST SPECIAL SITUATIONS TRUST?-THE SECURITIES-LIFE OF THE SECURITIES AND OF THE TRUSTS." AN INVESTMENT IN SUCH A TRUST MAY NOT BE SUITABLE FOR AN INVESTOR WHO SEEKS A FIXED RATE OF RETURN FOR A SPECIFIED PERIOD OF TIME. THE RATE OF PREPAYMENT ON THE UNDERLYING MORTGAGES OF SUPPORT CLASS CMOs IN A TRUST WILL CAUSE FLUCTUATION, WHICH MAY BE SUBSTANTIAL, BOTH IN THE AMOUNT OF INCOME EARNED BY THE TRUST AND IN THE TIMING OF THE PRINCIPAL DISTRIBUTIONS. THIS FLUCTUATION MAY ALSO ADVERSELY AFFECT THE REPURCHASE AND REDEMPTION PRICES OF, AND TOTAL RETURN FROM, UNITS OF SUCH A TRUST.

The Objectives of each Trust are monthly distributions of interest and principal and conservation of capital through an investment in a portfolio of CMOs.

Attention Foreign Investors: Your interest income from the Trusts may be exempt from Federal withholding taxes if you are not a United States citizen or resident and certain conditions are met. See "What is the Federal Tax Status of Unit Holders?"

The Trusts may be well suited for purchase by Individual Retirement Accounts, Keogh Plans, pension funds and other tax-deferred retirement plans. The minimum purchase is 1 Unit. Investors should consult with their tax advisers before investing. See "Why are Investments in the Trusts Suitable for Retirement Plans?"

For Information on Estimated Current Return and Estimated Long-Term Return, see "Special Information" appearing in Part One for each Trust.

Public Offering Price The secondary market Public Offering Price per Unit will be equal to the aggregate bid price of the Securities in the portfolio of a Trust divided by the number of Units outstanding, plus a sales charge as indicated in Part One for each Trust. The sales charge is reduced on a graduated scale for sales involving at least that amount specified in Part One for each Trust. See "How is the Public Offering Price Determined?" for the method of evaluation.

Monthly Distributions of principal, prepayments of principal, if any, and interest received by a Trust will be paid in cash unless the Unit holder elects to have them automatically reinvested as described herein. See "How Can Distributions to Unit Holders be Reinvested?" Investors, at the time of purchase, will have the ability to designate that only principal payments (including prepayments) or only interest payments or both are to be reinvested. Monthly distributions will be made on those dates specified in Part One for each Trust.

The Sponsor, although not obligated to do so, intends to maintain a market for the Units at prices based upon the aggregate bid price of the Securities in the Trusts. In the absence of such a market, a Unit holder will nonetheless be able to dispose of the Units through redemption at prices based upon the bid prices of the underlying Securities (see "How May Units be Redeemed?").

BOTH PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  THE CMO UNIT INVESTMENT TRUST SERIES
                The First Trust Special Situations Trust

What is the First Trust Special Situations Trust?

The First Trust Special Situations Trust is a series of investment companies created by the Sponsor under the name of The First Trust Special Situations Trust, all of which are generally similar but each of which is separate and is designated by a different series number (the "Trusts" and each a "Trust"). Each Series consists of an underlying separate unit investment trust consisting of a portfolio containing taxable collateralized mortgage obligations ("CMOs"). Each Trust was created under the laws of the State of New York pursuant to a Trust Agreement (the "Indenture"), dated the Initial Date of Deposit, with Nike Securities L.P., as Sponsor, The Chase Manhattan Bank, as Trustee, First Trust Advisors L.P., as Portfolio Supervisor and Evaluator.

The objectives of each Trust are monthly distributions of interest and principal and conservation of capital through an investment in a portfolio of Securities (the "Portfolio"). Because certain of the Securities from time to time may be prepaid or will mature in accordance with their terms or may be sold under circumstances described herein, the Trusts are not expected to retain their present size and composition. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit holder (which may include the Sponsor) or until the termination of the Trusts pursuant to the Indenture.

In selecting Securities for deposit in the Trusts, the following factors, among others, were considered by the Sponsor: (i) the types of such CMOs available; (ii) the prices and yields of such Securities relative to other comparable securities, including the extent to which such securities are trading at a premium or at a discount from par;
(iii) the estimated average lives of the Securities; (iv) the payment provisions applicable to the Securities; and (v) whether the Securities were issued after July 18, 1984. See "Portfolio" appearing in Part One for each Trust for information with respect to the Securities in the Trusts.

An investment in Units of a Trust should be made with an understanding of the risks which an investment in fixed rate long-term debt obligations may entail, including the risk that the value of a Portfolio and hence of the Units will decline with increases in interest rates. The value of the underlying Securities will fluctuate inversely with changes in interest rates. In addition, the potential for appreciation of the underlying Securities, which might otherwise be expected to occur as a result of a decline in interest rates, may be limited or negated by increased principal prepayments in respect of the underlying mortgages. The high inflation of the early 1980s, together with the fiscal measures adopted to attempt to deal with it, has resulted in wide fluctuations in interest rates and, thus, in the value of fixed rate long-term debt obligations generally. The Sponsor cannot predict whether such fluctuations will continue in the future.

The Portfolios of the Trusts may contain Securities which were acquired at a market discount. Such Securities trade at less than par value because the interest rates thereon are lower than interest rates on comparable debt securities being issued at currently prevailing interest rates. If such interest rates for newly issued and otherwise comparable securities increase, the market discount of previously issued securities will become greater, and if such interest rates for newly issued comparable securities decline, the market discount of previously issued securities will be reduced, other things being equal. Investors should also note that the value of securities purchased at a market discount will increase in value faster than securities purchased at a market premium if interest rates decrease. Conversely, if interest rates increase the value of securities purchased at a market discount will decrease faster than securities purchased at a premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium securities and the prepayment benefit for lower yielding, discount securities will be reduced. Prepayments of principal on securities purchased at a market discount will result in some gain on investment. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Securities.

The Portfolios of the Trusts may contain Securities which were acquired at a market premium. Such Securities trade at more than par value because the interest coupons thereon are higher than interest coupons on comparable debt securities being issued at currently prevailing interest rates. If such interest rates for newly issued and otherwise comparable securities decrease, the market premium of previously issued securities will be increased, and if such interest rates for newly issued comparable securities increase, the market premium of previously issued securities will be reduced, other things being equal. The current returns of securities trading at a market premium are initially higher than the current returns of comparably rated debt securities of a similar type issued at currently prevailing interest rates because premium securities tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium security at par or early prepayments of principal will result in a reduction in yield. Prepayments of principal on securities purchased at a market premium are more likely than prepayments on securities purchased at par or at a market discount and the level of prepayments will generally increase if interest rates decline. Prepayments of principal on securities purchased at a market premium will result in some loss on investment. Market premium attributable to interest changes does not indicate market confidence in the issue.

The Securities. The Securities in the Trusts may consist of one or more of several classes of CMOs, including:

Standard Bonds: This class of CMO accrues interest at a fixed rate on its outstanding principal amount. The interest is payable monthly, quarterly or semi-annually as specified. Holders of Standard Bonds receive only interest until all CMOs issued in the same series with earlier final distribution dates have been paid in full.

Compound Interest Bonds: Interest accrues upon this class of CMO but is not payable until all classes of CMOs issued in the same series with earlier final distribution dates have been paid in full. Interest that accrues but is not paid is added to the principal amount of the Compound Interest Bonds.

Adjustable Rate Bonds: Interest rates on these classes of CMOs may increase or decrease at one or more dates in the future according to the documentation governing their issuance.

Floating Rate Bonds: Interest rates on these classes of CMOs vary directly or inversely (although not necessarily proportionately) to an interest rate index. The interest rate is usually capped to limit the extent to which it is required to over-collateralize the CMOs in the series with mortgage backed securities in order to ensure that there is sufficient cash flow to service all the classes of CMOs in that series.

Support Class Bonds and Planned Amortization Bonds or Targeted Amortization Bonds: These classes of CMOs receive payments of principal according to a planned schedule to the extent that prepayments on the underlying mortgage backed securities occur within a broad time period (the "Protection Period"). The principal is reduced only in specified amounts at specified times resulting in greater predictability of payment for the Planned Amortization Bonds or Targeted Amortization Bonds. IF PREPAYMENTS ON THE UNDERLYING MORTGAGE BACKED SECURITIES OCCUR AT A RATE GREATER OR LESS THAN THAT PROVIDED FOR BY THE PROTECTION PERIOD, THEN THE EXCESS OR DEFICIENCY OF CASH FLOWS GENERATED IS ABSORBED BY THE OTHER SUPPORT CLASSES OF CMOs IN THE PARTICULAR SERIES UNTIL THE PRINCIPAL AMOUNT OF EACH OF THE OTHER SUPPORT CLASSES HAS BEEN PAID IN FULL, RESULTING IN LESS PREDICTABILITY FOR THOSE OTHER SUPPORT CLASSES. The principal reduction schedule of the Planned Amortization Bonds or Targeted Amortization Bonds may be determined according to an interest rate index. If the index rises or falls, then more or less, respectively, of the payments on the underlying mortgage backed securities will be applied to amortize the Planned Amortization Bonds or Targeted Amortization Bonds.

Principal Only Bonds: This class of stripped CMO has the right to all principal payments from the underlying mortgage backed securities. Principal Only Bonds sell at a deep discount. The return on a Principal Only Bond increases the faster prepayments are received at par. The return on a Principal Only Bond decreases if the rate of prepayment is slow.

Interest Only Bonds: This class of CMO has the right to receive only payments of interest from the pool of underlying mortgage backed securities. Interest Only Bonds have only a notional principal amount and are entitled to no payments of principal. The Interest Only Bond sells at a substantial premium and therefore the return on an Interest Only Bond increases as the rate of prepayment decreases because the notional principal amount upon which interest accrues remains large for a longer period of time.

A Trust may also invest in CMOs which contain or exhibit combinations of the foregoing classes of CMOs.

Ginnie Maes, Fannie Maes or Freddie Macs, guaranteed by GNMA, FNMA and FHLMC, respectively, will be pledged as collateral to secure the payment of principal and interest on CMOs in a Trust.

GNMA. The Government National Mortgage Association is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1943, as amended, authorizes GNMA to guarantee the timely payment of the principal of, and interest on, certificates which are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA"), or guaranteed by the Veteran's Administration ("VA"). In order to meet its obligations under such guaranty, GNMA may issue its general obligations to the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitations as to amount, to perform its obligations under its guaranty. In the event it is called upon at any time to make good its guaranty, GNMA has the full power and authority to borrow from the Treasury of the United States, if necessary, amounts sufficient to make payments of principal and interest on the Ginnie Maes.

Ginnie Maes. Ginnie Maes are mortgage backed securities of the "fully modified pass-through" type, the terms of which provide for timely monthly payments by the issuers to the registered holders of their pro rata shares of the scheduled principal payments, whether or not collected by the issuers, on account of the mortgages backing such Ginnie Maes, plus any prepayment of principal of such mortgages received, and interest (net of servicing and guarantee charges) on the aggregate unpaid principal balance of such Ginnie Maes, whether or not interest on account of such mortgages has been collected by the issuers. Ginnie Maes will be guaranteed as to timely payment of principal and interest by GNMA. The full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under the guaranty.

FNMA. The Federal National Mortgage Association is a Federally chartered, privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. It is the nation's largest supplier of residential mortgage funds. FNMA was originally established in 1938 as a United States Government agency to provide supplemental liquidity to the mortgage market but was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. The Secretary of Housing and Urban Development exercises general regulatory power over FNMA. FNMA nevertheless maintains certain relationships with the United States Government. Although thirteen members of its board of directors are authorized to be elected by the shareholders, five are appointed by the President of the United States. The President can also remove board members, including those elected by the shareholders. Although the Secretary of the Treasury has discretionary authority to lend FNMA up to $2.25 billion outstanding at any time, neither the United States nor any agency thereof is obligated to finance FNMA's obligations or to assist FNMA in any other matter, and obligations issued by FNMA are not guaranteed by and do not constitute a debt or obligation of the United States or of any agency or instrumentality thereof other than FNMA. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors which may not ordinarily invest in mortgages, thereby expanding the total amount of funds available for housing.

Fannie Maes. Fannie Maes are certificates of beneficial interest evidencing pro rata undivided ownership interests in pools of residential mortgages either previously owned by FNMA or purchased by it in connection with the formation of a pool. FNMA guarantees the full and timely payment of principal and interest (adjusted to the pass-through rate) on the mortgage loans in the pool, whether or not received by FNMA or recovered by it in foreclosure. If FNMA were unable to fulfill its guaranty, distributions to holders of Fannie Maes would consist solely of payments and other recoveries upon the underlying mortgages, and, accordingly, delinquencies and defaults would diminish distributions to the holders. The obligations of FNMA under its guaranty are solely those of FNMA and are not backed by the full faith and credit of the United States. Moreover, neither the United States nor any of its agencies is obligated to finance the operations of FNMA or to assist it.

FHLMC. The Federal Home Loan Mortgage Corporation is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970 (the "FHLMC Act"). FHLMC's common stock is owned by the Federal Home Loan Banks. FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of urgently needed housing. It seeks to provide an enhanced degree of liquidity for residential mortgage investments primarily by assisting in the development of secondary markets for conventional mortgages. The principal activity of FHLMC currently consists of the purchase of first lien conventional mortgage loans or participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Macs. All mortgage loans purchased by FHLMC must meet certain standards set forth in the FHLMC Act. Mortgages retained by FHLMC are financed with debt and equity capital.

Freddie Macs. Freddie Macs represent undivided interests in a group of mortgages (a "FHLMC Certificate Group") purchased by FHLMC. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A FHLMC Certificate Group may include whole loans, participation interests in whole loans and undivided interest in whole loans or participations comprising another FHLMC Certificate Group. There are two types of Freddie Macs commonly referred to as "Original PCs" and "Gold PCs." In the case of Original PCs, FHLMC guarantees the timely payment of interest, at the rate provided for by Freddie Macs, on the unpaid principal balance outstanding on the underlying mortgage loans in the FHLMC Certificate Group represented by the Freddie Macs, whether or not received, and also guarantees collection of all principal on the underlying mortgage loans, without any offset or deduction, but does not guarantee the timely payment of scheduled principal. Unlike Original PCs, Gold PCs guarantee the timely payment of both interest and scheduled principal, thus producing a more predictable payment stream. Gold PCs also offer a shorter payment delay than that of conventional mortgage pass-through securities (FHLMC advances payment to Gold PC holders 14 days after the borrower's scheduled principal and interest payments are due), and a shorter period (approximately 45 days) between the first day of the month in which the Gold PCs are issued and the initial payment date. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute debts or obligations of the United States or any Federal Home Loan Bank. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by, nor entitled to, the full faith and credit of the United States. If FHLMC were unable to fulfill its guaranty, distributions to holders of Freddie Macs would consist solely of payments and other recoveries upon the underlying mortgages, and, accordingly, delinquencies and defaults would diminish distributions to the holders.

Liquidity. The Securities in the Trusts have been registered under, or are exempt from registration under, the Securities Act of 1933 and, therefore, may be sold by the Trusts at any time to provide funds for purposes of redemption of Units. However, the Securities are generally not listed on a national securities exchange or on the National Association of Securities Dealers Automated Quotation System, Inc. Whether or not the Securities are listed, the principal trading market for the Securities will generally be in the over-the-counter market. As a result, the existence of a liquid trading market for the Securities may depend on whether dealers will make a market in the Securities. There can be no assurance that a market will be made for any of the Securities, that any market made for the Securities will be maintained or of the liquidity of the Securities in any markets made. The Trusts may be restricted under the Investment Company Act of 1940 from selling Securities to the Sponsor. The price at which the Securities may be sold to meet redemptions and the value of the Trusts will be adversely affected if trading markets for the Securities are limited or absent. However, taking into account the foregoing and other factors, the Sponsor believes that the nature of the GNMA, FNMA or FHLMC guarantees or other enhancement features of any Securities, and the nature of the collateral securing payments of principal and interest due on the Securities make the Securities adequately marketable for purposes of redemptions of Units by the Trustee. See "How May Units be Redeemed?"

Limited Assets and Limited Liability. Except as indicated under "Portfolio" appearing in Part One for each Trust and except for any Securities that were issued by GNMA, FNMA or FHLMC, the issuers of the Securities are limited purpose corporations, trusts or other entities ("Limited Purpose Issuers"), organized solely for the purpose of issuing CMOs collateralized by Ginnie Maes, Fannie Maes, Freddie Macs, mortgage loans, or certificates or other participations evidencing an interest in mortgage loans. None of the securities (including the Securities deposited in the Trusts) are guaranteed by the parent company or any other affiliate of any Limited Purpose Issuer. Consequently, holders of these securities (including the Trusts) must rely upon payments on the Ginnie Maes, Fannie Maes, Freddie Macs, the mortgage loans or other certificates or participations evidencing an interest in mortgage loans, and upon any credit enhancement and any other collateral securing the securities (including the Securities deposited in the Trusts) for the payment of principal and interest due on the securities. If the collateral securing the securities of each Limited Purpose Issuer is insufficient to make payments on those securities, it is unlikely that any other asset of the Limited Purpose Issuer will be available for payment of the deficiency. The collateral securing the CMOs of each Issuer (including the Securities deposited in the Trusts) will be held by the CMO trustee as security for the CMOs of that Issuer. Although payment of principal of and interest on Ginnie Maes, Fannie Maes and Freddie Macs securing certain of the Securities is guaranteed by GNMA, FNMA and FHLMC, respectively, the CMOs (including the Securities deposited in the Trusts except for any Securities which have been issued directly or indirectly by GNMA, FNMA or FHLMC) represent obligations solely of the Issuers and are not insured or guaranteed by GNMA, FNMA or FHLMC or any other governmental agency. The Units of the Trusts are also not guaranteed by any of GNMA, FNMA or FHLMC, the United States or any of its agencies. A default with respect to the securities of a particular Issuer (including the Securities of an Issuer deposited in the Trusts) may not necessarily result from a corresponding default with respect to the underlying Ginnie Maes, Fannie Maes, Freddie Macs or any credit enhancement.

For any Securities that have been issued by issuers other than GNMA, FNMA or FHLMC, the Sponsor has been informed that each issuer of such Securities has received an opinion of counsel or similar assurances to the effect that it is not an investment company or that it has been exempted from the definition of an investment company by order of the Securities and Exchange Commission.

Investors should note that some of the CMOs in the Trusts have been issued by trusts, corporations or other entities that have elected to be treated as Real Estate Mortgage Investment Conduits ("REMICs"). As such, Unit holders will be required to include in income their respective pro rata share of interest on each such Security (whether or not the Security has original issue discount) as interest accrues, whether or not the Unit holder is an accrual method taxpayer.

Life of the Securities and of the Trusts. CMOs are generally issued as a series of different classes. An issue of CMOs tends to be backed by a larger number of mortgages than Ginnie Maes, Fannie Maes or Freddie Macs, thus allowing greater statistical prediction of prepayment characteristics. Interest and principal payments on the mortgages underlying any series will first be applied to meet the interest payment requirements of each class in the series other than any class in respect of which interest accrues but is not paid or any principal only class. Then, principal payments on the underlying mortgages are generally applied to pay the principal amount of the class that has the earliest maturity date. Once that class is retired, the principal payments on the underlying mortgages are applied to the class with the next earliest maturity date. This is repeated until all classes are paid. Therefore, while each class of CMOs remains subject to prepayment as the underlying mortgages prepay, structuring several classes of CMOs in the stream of principal payments generally allows a closer estimate of the period of time when any one class is likely to be repaid. The estimate can be even closer with a class of Planned Amortization Bonds or Targeted Amortization Bonds. The amortization schedule for these CMOs is structured so that, at specified prepayment rates within a relatively wide range, their principal will be repaid at specified times and in specified amounts. However, if any series of CMOs contains a class of Planned Amortization Bonds or Targeted Amortization Bonds, then the other classes in that series may not be retired in an order of priority determined strictly with reference to their maturity dates.

These other classes are often referred to as "support classes" because their function is to support the amortization schedule of the Planned Amortization Bonds or Targeted Amortization Bonds by absorbing the prepayment risks associated with an investment in a CMO. IF THE RATE OF PREPAYMENTS ON THE UNDERLYING MORTGAGES IS FASTER THAN ASSUMED, THEN CLASSES WITH MATURITY DATES LATER THAN THE PLANNED AMORTIZATION BONDS OR TARGETED AMORTIZATION BONDS MAY BE RETIRED EARLIER THAN ESTIMATED TO ENSURE THAT THE PLANNED AMORTIZATION BONDS OR TARGETED AMORTIZATION BONDS RECEIVE THE PRINCIPAL PAYMENTS REQUIRED BY THEIR AMORTIZATION SCHEDULE. SIMILARLY, IF THE RATE OF PREPAYMENTS IS SLOWER THAN ANTICIPATED, EARLIER SUPPORT CLASSES MAY BE RETIRED LATER THAN ESTIMATED. HENCE, SUPPORT CLASSES OF A SERIES THAT CONTAINS PLANNED AMORTIZATION BONDS OR TARGETED AMORTIZATION BONDS HAVE LESS PREDICTABLE PREPAYMENT CHARACTERISTICS THAN CLASSES OF A SERIES THAT DOES NOT. THIS LACK OF PREDICTABILITY REGARDING PREPAYMENTS ALSO CAUSES SUPPORT CLASS BONDS TO HAVE GREATER MARKET VALUE FLUCTUATION THAN OTHER CLASSES OF A CMO AND CAUSES FLUCTUATION, WHICH MAY BE SUBSTANTIAL, BOTH IN THE AMOUNT OF INCOME EARNED BY A TRUST CONTAINING SUCH SECURITIES AND IN THE TIMING OF THE PRINCIPAL DISTRIBUTIONS FROM SUCH A TRUST. TO THE EXTENT SUCH

SECURITIES ARE CONTAINED IN A TRUST THIS FLUCTUATION MAY ADVERSELY AFFECT THE REPURCHASE AND REDEMPTION PRICES OF, AND TOTAL RETURN FROM THE UNITS. See "Portfolio" appearing in Part One for each Trust for the number of Planned Amortization Bonds, Target Amortization Bonds and Support Class Bonds, if any, contained in a Trust. The rate of prepayment on the underlying mortgages of a CMO will most likely decline as interest rates increase. If the rate of prepayment declines, the weighted average life of the Support Class Bonds will most likely increase and, in some cases, the decline will impact the yield and market value of these Securities. This may cause an investor's principal in a Support Class Bond to be outstanding for a longer period of time than initially anticipated. Conversely, if interest rates decline, prepayments on the underlying mortgages will most likely increase, and the weighted average life of the Support Class Bonds may be shorter than anticipated. A holder of a Support Class Bond in these situations may be unable to reinvest the proceeds of these principal distributions at an effective interest rate equal to the specified coupon rate on the original Support Class Bond. THEREFORE, AN INVESTOR EXPECTING TO EARN A FIXED RETURN FOR A FIXED NUMBER OF YEARS MAY FIND THE LIFE OF A SUPPORT CLASS INVESTMENT DECREASES AS INTEREST RATES FALL AND INCREASES AS THEY RISE.

In contrast, with Ginnie Maes, Fannie Maes or Freddie Macs, estimation of repayment is more difficult as the cash flow on the underlying mortgages is simply passed through on a pro rata basis to the holders. However, any estimate of the repayment period for any class of CMO is based upon certain assumptions as to the repayment speed of the underlying mortgages, which assumptions may prove to be inaccurate over time. In addition, the prepayment characteristics of the CMOs which are not guaranteed by GNMA, FNMA or FHLMC may be influenced by factors that are different than those for Ginnie Maes, Fannie Maes or Freddie Macs. See "What are Estimated Current Return and Estimated Long Term Return?"

ALL OF THE MORTGAGES IN THE POOLS BACKING THE SECURITIES IN A TRUST ARE SUBJECT TO PREPAYMENT WITHOUT ANY SIGNIFICANT PREMIUM OR PENALTY AT THE OPTION OF THE MORTGAGORS (I.E., THE HOMEOWNERS). BECAUSE CERTAIN OF THE SECURITIES FROM TIME TO TIME MAY BE REDEEMED OR PREPAID OR WILL MATURE IN ACCORDANCE WITH THEIR TERMS OR MAY BE SOLD UNDER CERTAIN CIRCUMSTANCES DESCRIBED HEREIN, NO ASSURANCE CAN BE GIVEN THAT A TRUST WILL RETAIN FOR ANY LENGTH OF TIME ITS PRESENT SIZE AND COMPOSITION.

While the mortgages on the 1 to 4 family dwellings underlying the Securities are amortized over a period of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, owing to prepayments, is considerably less. Prepayments on mortgages are commonly measured relative to a prepayment standard or model. The prepayment model of the Public Securities Association (the "Prepayment Model") represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of new mortgage loans. 100% of the Prepayment Model assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional 0.2% per annum in each month thereafter until the 30th month. Beginning in the 30th month and in each month thereafter during the life of the mortgage loans, 100% of the Prepayment Model assumes a constant prepayment rate of 6% per annum. The principal repayment behavior of any individual mortgage will likely vary from these assumptions. The extent of this variation will depend on a variety of factors, including the relationship between the coupon rate on a mortgage and prevailing mortgage origination rates. As prevailing mortgage origination rates increase in relationship to a mortgage coupon rate, the likelihood of prepayment of that mortgage decreases. Conversely, during periods in which prevailing mortgage origination rates are significantly less than a mortgage coupon rate, prepayment of that mortgage becomes increasingly likely. Research analysts use complex formulae to scrutinize the prepayments of mortgage pools in an attempt to predict more accurately the average life of any particular class of mortgage backed bonds. The basis for the calculation of estimated average life and the relationship of this calculation for Estimated Long Term Return is more fully described under "What are Estimated Current Return and Estimated Long Term Return?"

Generally speaking, a number of factors, including mortgage market interest rates and homeowners' mobility, will affect the average life of the Ginnie Maes, Fannie Maes, Freddie Macs or mortgages which back the Securities in a Trust and, accordingly, there can be no assurance that the prepayment levels which will actually be realized will conform to the estimated levels. Changes in prepayment patterns, as reported by each of GNMA, FNMA, FHLMC and other mortgage lenders on a periodic basis, if generally applicable to the mortgage pools related to specific CMOs, could influence yield assumptions used in pricing the Securities. Shifts in prepayment patterns are influenced by changes in housing cycles and mortgage refinancing and are also subject to certain limitations on the gathering of the data. It is impossible to predict how new statistics will affect the yield assumptions that determine mortgage industry norms and pricing of CMOs. Moreover, there is no assurance that the pools of mortgage loans relating to the Securities in a Trust will conform to prepayment experience as reported by GNMA, FNMA or FHLMC on a periodic basis or the prepayment experience of other mortgage lenders.

While the value of CMOs generally fluctuates inversely with changes in interest rates, it should also be noted that the potential for appreciation on CMOs, which could otherwise be expected to result from a decline in interest rates, may tend to be limited by any increased prepayments by mortgagors as interest rates decline (except for Principal Only Bonds whose yield increases with the speed at which payments of principal are received at par). Accordingly, the termination of a Trust might be accelerated as a result of prepayments made as described above. In addition, it is possible that, in the absence of a secondary market for the Units or otherwise, redemption of Units may occur in sufficient numbers to reduce a Trust to a size resulting in the early termination of such Trust. Early termination of a Trust may have important consequences to the Unit holders, e.g., to the extent that Units were purchased with a view to an investment of longer duration, the overall investment program of the investor may require readjustment, or the overall return on investment may be less or greater than anticipated, depending in part on whether the purchase price paid for Units represented the payment of an overall premium or a discount, respectively, above or below the stated principal amounts of the underlying mortgages. In addition, a capital gain or loss may result for tax purposes from termination of a Trust.

What is the Rating of the Units?

Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") has rated Units of the Trusts "AAA." This is the highest rating assigned by Standard & Poor's. See "Description of Standard & Poor's Rating." The obtaining of this rating by a Trust should not be construed as an approval of the offering of the Units by Standard & Poor's or as a guarantee of the market value of a Trust or the Units. Standard & Poor's has indicated that this rating is not a recommendation to buy, hold or sell Units nor does it take into account the extent to which expenses of a Trust or sales by a Trust of Securities for less than the purchase price paid by the Trust will reduce payment to Unit holders of the interest and principal required to be paid on such Securities. There is no guarantee that the "AAA" investment rating with respect to the Units will be maintained. Standard & Poor's was compensated by the Sponsor for its services in rating Units of a Trust.

What are Estimated Current Return and Estimated Long-Term Return?

Debt securities are customarily offered to investors on a "yield price" basis (as contrasted to a "dollar price" basis) at the lesser of the price as computed to maturity of such debt security or to an earlier redemption date. Since Units of the Trusts are offered on a dollar price basis, the estimated rate of return on an investment in Units of a Trust is stated in terms of "Estimated Current Return" and "Estimated Long-Term Return."

The Estimated Current Return and the Estimated Long-Term Return for each Trust is as set forth under "Special Information" appearing in Part One for each Trust. Estimated Current Return is computed by dividing the Estimated Net Annual Interest Rate per Unit by the Public Offering Price per Unit. The Estimated Net Annual Interest Rate per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities. Therefore, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Current Return does not take into account timing of distributions of income and other amounts (including delays in distribution to Unit Holders), and it only partially reflects the effects of premiums paid and discounts realized in the purchase price of Units.

Unlike Estimated Current Return, Estimated Long-Term Return is a measure of the estimated return to the investor earned over the estimated life of a Trust. The Estimated Long-Term Return represents an average of the yields to estimated average life of the Securities in a Trust adjusted to reflect expenses and sales charges. Estimated average life is an essential factor in the calculation of Estimated Long-Term Return. When a Trust has a shorter average life than is estimated, Estimated Long-Term Return will be higher if the Trust contains Securities priced at a discount and lower if the Securities are priced at a premium. Conversely, when the Trust has a longer average life than is estimated, Estimated Long-Term Return will be lower if the Securities are priced at a discount and higher if the Securities are priced at a premium.

In order to calculate estimated average life, an estimated prepayment rate for the remaining term of the mortgage pools underlying the Securities must be determined. Each of the primary market makers in CMOs has sophisticated computer models which are used to determine the estimated prepayment rate for CMOs. Each computer model takes into account a number of factors and assumptions including: actual prepayment data reported for recent periods on a particular pool, the impact of aging on the prepayment of mortgage pools, the current interest rate environment, the coupon, the housing environment, historical trends on CMOs as a group, geographical factors and general economic trends. Because of differences in the weighting of such factors and assumptions, such computer models maintained by the market makers in CMOs produce estimated prepayment rates which vary. In connection with the deposit of Securities in a Trust, the Sponsor, in determining an estimated prepayment rate, has utilized information provided by a market maker in CMOs which it believes to be reliable. However, it is possible that another computer model might provide an estimated prepayment rate which would prove over the life of the Securities to be more accurate. Once an appropriate estimated prepayment rate is ascertained, an estimated average life is calculated.

The estimated average life of any Security in a Trust involves the use of a formula to apply the estimated rate of principal payments on the mortgage pool to amortize the Ginnie Maes, Fannie Maes, Freddie Macs and mortgage loans or certificates or other participations evidencing an interest in mortgage loans which back the Securities and to retire the principal amount of each CMO class of the same series, including the Security itself, according to the specific principal reduction schedule of that series. This results in an estimate of the point at which the principal of any Security will begin to be paid and how long it will take for the principal to be fully paid. If any Security was issued in a series that contains Planned Amortization Bonds or Targeted Amortization Bonds, then the estimated rate of principal payments on the underlying mortgages will be applied to the other classes (Support Classes) in that series in a manner that takes account of the amortization schedule of the Planned Amortization Bonds or Targeted Amortization Bonds. This results in less predictable prepayment characteristics for Support Classes. The estimated average life for a Trust is subject to change with alterations in the data used in any of the underlying assumptions. The actual average lives of the Securities and the actual long term returns will be different from the estimated average lives and the estimated long term returns. In calculating Estimated Long-Term Return, the average yield for the Portfolio is derived by weighting each Security's yield by the market value of the Security and by the amount of time remaining to its estimated average life. Once the average yield on the Securities of a Trust is computed, this figure is then adjusted for estimated expenses and the effect of the maximum sales charge paid by investors. The Estimated Long-Term Return calculation does not take into account certain delays in distributions of income and the timing of other receipts and distributions on Units and may, depending on maturities, over or understate the impact of sales charges. Both of these factors may result in a lower return.

Both Estimated Current Return and Estimated Long-Term Return are subject to fluctuation with changes in the composition of the Portfolio of a Trust, principal payments and prepayments, changes in market value of the underlying Securities and changes in fees and expenses, including sales charges. Therefore, these returns can be materially different than the figures set forth under "Special Information" appearing in Part One of each Trust. In addition, return figures may not be directly comparable to yield figures used to measure other investments, and since return figures are based on certain assumptions and variables, the actual returns received by a Unit holder may be higher or lower.

Payments received in respect of the mortgages underlying the Securities in a Trust will consist of a portion representing interest and a portion representing principal. Although the aggregate monthly payment made by the obligor on each mortgage remains constant (aside from optional prepayments of principal), in the early years most of each such payment will represent interest, while in later years, the proportion representing interest will decline and the proportion representing principal will increase. However, by reason of optional prepayments, principal payments in the earlier years on the mortgages underlying the Securities may be substantially in excess of those required by the amortization schedules of such mortgages. Therefore, principal payments in later years may be substantially less since the aggregate unpaid principal balances of such underlying mortgages may have been greatly reduced. To the extent that the underlying mortgages bearing higher interest rates in a Trust are prepaid faster than the other underlying mortgages, the Net Annual Interest Rate per Unit and the Estimated Returns on the Units with respect to such Trust can be expected to decline. Monthly payments to the Unit holders will reflect all of the foregoing factors.

In order to acquire certain of the Securities contracted for by the Sponsor for deposit in a Trust, it may be necessary to pay on the settlement dates for delivery of such Securities amounts covering accrued interest on such Securities which exceed the amounts furnished by the Sponsor. The Trustee has agreed to pay for any amounts necessary to cover any such excess and will be reimbursed therefor, without interest, when funds become available from interest payments on the particular Securities with respect to which such payments have been made.

Record Dates and Distribution Dates for monthly distributions of principal and interest are those dates as set forth in Part One for each Trust.

How is Accrued Interest Treated?

Accrued interest is the accumulation of unpaid interest on a security from the last day on which interest thereon was paid. Interest on Securities in each Trust is paid monthly. However, interest on the Securities in a Trust is accounted for daily on an accrual basis. Because of this, each Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

Because of the varying interest payment dates of the Securities, accrued interest at any point in time will be greater than the amount of interest actually received by the Trusts and distributed to Unit holders. If a Unit holder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Since the Trustee has the use of the interest held in the Interest Account for distributions to Unit holders and since such Account is non-interest bearing to Unit holders, the Trustee benefits thereby.

What are the Expenses and Charges?

At no cost to the Trusts, the Sponsor has borne all the expenses of creating and establishing each Trust, including the cost of the initial preparation, printing and execution of the Indenture and the certificates for the Units, legal, accounting and other out-of-pocket expenses. The Sponsor will not receive any fees in connection with its activities relating to the Trusts. However, First Trust Advisors L.P., an affiliate of the Sponsor, will receive an annual supervisory fee, which is not to exceed the amount set forth under "Summary of Essential Information" appearing in Part One for each Trust, for providing portfolio supervisory services for the Trusts. The fee may exceed the actual costs of providing such supervisory services for the Trusts, but at no time will the total amount received for portfolio supervisory services rendered to unit investment trusts of which Nike Securities L.P. is the Sponsor in any calendar year exceed the aggregate cost to First Trust Advisors L.P. of supplying such services in such year.

For purposes of evaluation of the Securities in the Trusts, the Evaluator will receive a fee as indicated in "Summary of Essential Information" appearing in Part One for each Trust. The Trustee pays certain expenses of each Trust for which it is reimbursed by such Trust. The Trustee will receive for its ordinary recurring services to a Trust an annual fee computed at $.90 per Unit outstanding annually. For a discussion of the services performed by the Trustee pursuant to its obligations under the Indentures, reference is made to the material set forth under "Rights of Unit Holders." The Trustee's and Evaluator's fees are payable monthly on or before each Distribution Date from the Interest Account to the extent funds are available and then from the Principal Account. Since the Trustee has the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions and since such Accounts are non-interest bearing to Unit holders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to a Trust is expected to result from the use of these funds. Both fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor.

The following additional charges with respect to a Trust are or may be incurred by the Trusts: all expenses (including legal and annual auditing expenses) of the Trustee incurred in connection with its responsibilities under the Indentures, except in the event of negligence, bad faith or willful misconduct on its part; the expenses and costs of any action undertaken by the Trustee to protect a Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Indenture; indemnification of the Trustee for any loss, liability or expense incurred by it without negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of a Trust; indemnification of the Sponsor for any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct in acting as Depositor of a Trust; all taxes and other government charges imposed upon the Securities or any part of a Trust (no such taxes or charges are being levied or made upon termination of a Trust). The above expenses and the Trustee's annual fee, when paid or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Securities in order to make funds available to pay all these amounts if funds are not otherwise available in the Interest and Principal Accounts. Due to the minimum principal amount in which Securities may be required to be sold, the proceeds of such sales may exceed the amount necessary for the payment of such fees and expenses.

Unless the Sponsor determines that such an audit is not required, the Indenture requires the accounts of a Trust shall be audited on an annual basis at the expense of such Trust by independent auditors selected by the Sponsor. So long as the Sponsor is making a secondary market for Units, the Sponsor shall bear the cost of such annual audits to the extent such cost exceeds $.50 per Unit. Unit holders of a Trust covered by an audit may obtain a copy of the audited financial statements from the Trustee upon request.

What is the Tax Status of Unit Holders?

The following is a general discussion of certain of the Federal income tax consequences of the purchase, ownership and disposition of the Units. The summary is limited to investors who hold the Units as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986 (the "Code"). Unit holders should note that certain provisions of the Code that may be relevant to Unit holders, particularly the real estate mortgage investment conduit ("REMIC") provisions and the provisions dealing with original issue discount, market discount, bond premium amortization, and stripped debt instruments, have recently been enacted or amended. The Internal Revenue Service (the "IRS") has not yet provided final guidance on many aspects of these provisions as now in effect. Thus, no assurance can be provided that the interpretations of law discussed herein will be reflected in future guidance from the IRS, which could apply retroactively. This summary does not address the Federal tax consequences to all categories of investors, some of which (for example, non-U.S. persons, insurance companies, pension funds or other tax-exempt organizations, and real estate investment trusts) may be subject to special rules. Investors should consult their own tax advisers in determining the Federal, state, local and other tax consequences of the purchase, ownership and disposition of the Units.

Neither the Sponsor nor Chapman and Cutler has reviewed the Securities deposited in the Trusts. Rather, they have assumed that for Federal income tax purposes the Securities qualify as debt instruments or "REMIC regular interests" and that none of the Securities constitute "REMIC residual interests."

As discussed below, Chapman and Cutler has opined that the Unit holders will be treated as indirectly owning an interest in the Securities held by a Trust. Investors owning REMIC regular interests are subject to special rules. These rules impact the timing of income (and loss) recognition, a holder's basis in such interests, the character of income recognized upon the sale or other disposition of such interests, and have other special tax consequences as well. In addition, the REMIC rules of the Code impose additional taxes (the prohibited transactions tax, the tax on income from foreclosure property, the contributions tax, and the tax on transfers of REMIC residual interests to prohibited persons) that could reduce amounts available for distribution to holders of such interests, including Unit holders. Unit holders should consult their own tax advisers regarding the special tax consequences relating to REMIC regular interests.

In the opinion of Chapman and Cutler, Counsel for the Sponsor, under existing law:

The Trusts are not associations taxable as corporations for Federal income tax purposes.

Each Unit holder of a Trust is considered to be the owner of a pro rata portion of each of the assets of the Trust under subpart E, subchapter J of chapter 1 of the Internal Revenue Code of 1986 (hereinafter the "Code"). Each Unit holder will be considered to have received his pro rata share of income derived from each Trust asset when such income is considered to be received by a Trust. Each Unit holder will be required to include in income his respective pro rata share of interest on each Security as such interest accrues or is considered to be received by the Trust, depending upon such Unit holder's method of accounting for tax purposes, except that a Unit holder must include in income his respective pro rata share of interest on each REMIC regular interest Security as interest accrues, regardless of such Unit holder's method of tax accounting. Each Unit holder will also be required to include in taxable income for Federal income tax purposes, original issue discount with respect to his interest in any Securities held by a Trust at the same time and in the same manner as though the Unit holder were the direct owner of such interest as discussed below.

Each Unit holder will have a taxable event when a Trust disposes of a Security (whether by sale, exchange, liquidation, redemption or otherwise), or when the Unit holder redeems or sells his Units. A Unit holder's tax basis in his Units will equal his tax basis in his pro rata portion of all the assets of the Trust. Such basis is determined (before the adjustments described below) by apportioning the tax basis for the Units among each of the Trust's assets according to the value as of the valuation date nearest the date of acquisition of the Units. Unit holders must reduce the tax basis of their Units for their share of accrued interest received, if any, on Securities delivered after the date the Unit holders pay for their Units to the extent that such interest accrued on such Securities before the date the Trust acquired ownership of the Securities (and the amount of this reduction may exceed the amount of accrued interest paid to the seller) and, consequently, such Unit holders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Securities (whether by sale, exchange, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unit holder (subject to various non-recognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unit holder's pro rata share of the total proceeds from such disposition with his basis for his fractional interest in the asset disposed of. The basis of each Unit and of each Security which was issued with original issue discount (or which has market discount) must be increased by the amount of accrued original issue discount (and market discount, if the Unit holder elects to include market discount in income as it accrues), and the basis of each Unit and each Security which was purchased by a Trust at a premium must be reduced by the annual amortization of premium which the Unit holder has properly elected to amortize under Section 171 of the Code as described more fully below. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unit holder realizing a taxable gain when his Units are sold or redeemed for an amount equal to or less than his original cost.

Each Unit holder's pro rata share of each expense paid by a Trust is deductible by the Unit holder to the same extent as though the expense had been paid directly by him. It should be noted that as a result of the Tax Reform Act of 1986 (the "Act"), certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses will be deductible by an individual only to the extent they exceed 2% of such individual's adjusted gross income. Unit holders may be required to treat some or all of the expenses paid by the Trust as miscellaneous itemized deductions subject to this limitation.

Certain of the Securities in the Trusts may have been acquired with "original issue discount." In the case of any Securities in the Trusts acquired with "original issue discount" that exceeds a "de minimis" amount as specified in the Code, such discount is includable in taxable income of the Unit holders on an accrual basis computed daily, without regard to when payments of interest on such Securities are received. The Code provides a complex set of rules regarding the accrual of original issue discount. These rules provide that original issue discount generally accrues on the basis of a constant compound interest rate over the term of the Securities. In the case of certain collateralized mortgage-backed securities, REMIC regular interest securities, and certain other debt instruments subject to prepayment risk, including certain of the Securities, the Code requires the accrual of original issue discount under a special set of rules that take into account the original prepayment assumptions relating to such Securities. Unit holders should consult their tax advisers as to the amount of original issue discount which accrues.

Special original issue discount rules apply if the purchase price of the Security by a Trust exceeds its original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price"). Similarly these special rules would apply to a Unit holder if the tax basis of his pro rata portion of a Security issued with original issue discount exceeds his pro rata portion of its adjusted issue price. Unit holders should also consult their tax advisers regarding these special rules.

If a Unit holder's tax basis in his pro rata portion of Securities is less than the allocable portion of such Security's stated redemption price at maturity (or, if issued with original issue discount, the allocable portion of its "revised issue price"), such difference will constitute market discount unless the amount of market discount is "de minimis" as specified in the Code. Market discount accrues daily computed on a straight line basis, unless the Unit holder elects to calculate accrued market discount under a constant yield method. As discussed above relating to original issue discount, the accrual of market discount with respect to certain Securities must take into account the original prepayment assumptions relating to such Securities. Unit holders should consult their tax advisers regarding whether an election should be made and as to the amount of market discount which accrues.

Accrued market discount is generally includable in taxable income to the Unit holders as ordinary income for Federal tax purposes upon the receipt of serial principal payments on the Securities, on the sale, maturity or disposition of such Securities by a Trust, and on the sale by a Unit holder of Units, unless a Unit holder elects to include the accrued market discount in taxable income as such discount accrues. If a Unit holder does not elect to annually include accrued market discount in taxable income as it accrues, deductions for any interest expenses incurred by the Unit holder which is incurred to purchase or carry his Units will be reduced by such accrued market discount. In general, the portion of any interest expense which was not currently deductible would ultimately be deductible when the accrued market discount is included in income. Unit holders should consult their tax advisers regarding whether an election should be made to include market discount in income as it accrues and as to the amount of interest expense which may not be currently deductible.

If a Unit holder's tax basis of his pro rata portion in any Securities held by a Trust exceeds the amount payable by the issuer of the Securities with respect to such pro rata interest upon maturity of the Security, such excess would be considered premium which may be amortized by the Unit holder at the Unit holder's election as provided in Section 171 of the Code. Congress intended that regulations will provide rules for computing the amortization of premium with respect to certain collateralized mortgage-backed securities, REMIC regular interest securities, and certain other debt instruments subject to prepayment risk, including certain of the Securities, that take into account the original prepayment assumptions relating to such Securities. Unit holders should consult their tax advisers regarding whether such election should be made and the manner of amortizing premium.

The tax basis of a Unit holder with respect to his interest in a Security is increased by the amount of original issue discount (and market discount, if the Unit holder elects to include market discount, if any, on the Securities held by a Trust in income as it accrues) thereon properly included in the Unit holder's gross income as determined for Federal income tax purposes and reduced by the amount of any amortized premium which the Unit holder has properly elected to amortize under Section 171 of the Code. A Unit holder's tax basis in his Units will equal his tax basis in his pro rata portion of all of the assets of a Trust.

A Unit holder will recognize taxable gain (or loss) when all or part of his pro rata interest in a Security is disposed of in a taxable transaction for an amount greater (or less) than his tax basis therefor. As previously discussed, gain realized on the disposition of the interest of a Unit holder in any Security deemed to have been acquired with market discount will be treated as ordinary income to the extent the gain does not exceed the amount of accrued market discount not previously taken into income. In addition, gain from the disposition of REMIC regular interest Securities that might otherwise be capital gain will be treated as ordinary income to the extent that such gain does not exceed the excess, if any, of (i) the amount that would have been includable in income had the yield on the Security equaled 110% of the Applicable Federal Rate (as defined in Section 860B of the Code) as of the date of purchase over (ii) the amount actually includable in income (the "110% Test"). Any gain to which the 110% Test does not apply recognized on a sale or exchange and not constituting a realization of accrued "market discount" and any loss will, under current law, generally be capital gain or loss. For taxpayers other than corporations, net capital gains are presently subject to a maximum stated marginal tax rate of 28 percent. For taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) is subject to a maximum marginal stated tax rate of either 28% or 20%, depending upon the holding periods of the capital assets. Capital loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. Generally, capital gains realized from assets held for more than one year but not more than 18 months are taxed at a maximum marginal stated tax rate of 28% and capital gains realized from assets (with certain exclusions) held for more than 18 months are taxed at a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Further, capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. Legislation is currently pending that provides the appropriate methodology that should be applied in netting the realized capital gains and losses. Such legislation is proposed to be effective retroactively for tax years ending after May 6, 1997. The Taxpayer Relief Act of 1997 (the "1997 Act") includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g., short sales, offsetting notional principal contracts, futures or forward contracts, or similar transactions) as constructive sales for purposes or recognition of gain (but not loss) and for purposes of determining the holding period. Unit holders should consult their own tax advisors with regard to any such constructive sales rules. It should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in a Unit holder realizing taxable gain when his Units are sold or redeemed for an amount equal to or less than his original cost.

It should be noted that in some situations capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are "conversion transactions" effective for transactions entered into after April 30, 1993. Unit holders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

If the Unit holder disposes of a Unit, he is deemed thereby to have disposed of his entire pro rata interest in all Trust assets including his pro rata portion of all of the Securities represented by the Unit. This may result in a portion of the gain, if any, on such sale being taxable as ordinary income under the market discount rules (assuming no election was made by the Unit holder to include market discount in income as it accrues), the original issue discount rules or under the 110% Test as previously discussed.

A Unit holder who is a foreign investor (i.e., an investor other than a United States citizen or resident or a United States corporation, partnership, estate or trust) will not be subject to United States Federal income taxes, including withholding taxes, on interest income (including any original issue discount) on, or any gain from the sale or other disposition of, his pro rata interest in any Security or the sale of his Units provided that all of the following conditions are met: (i) the interest income or gain is not effectively connected with the conduct by the foreign investor of a trade or business within the United States, (ii) if the interest is United States source income, and the Security is issued after July 18, 1984, then the foreign investor does not own, directly or indirectly, 10% or more of the total combined voting power of all classes of voting stock of the issuer of the Security and the foreign investor is not a controlled foreign corporation related (within the meaning of Section 864(d)(4) of the Code) to the issuer of the Security, (iii) with respect to any gain, the foreign investor (if an individual) is not present in the United States for 183 days or more during his or her taxable year and (iv) the foreign investor provides all certification which may be required of his status (foreign investors may contact the Sponsor to obtain a Form W-8 which must be filed with the Trustee and refiled every three calendar years thereafter). Foreign investors should consult their tax advisers with respect to United States tax consequences of ownership of Units.

It should be noted that the Revenue Reconciliation Act of 1993 (the "Tax Act") includes a provision which eliminates the exemption from United States taxation, including withholding taxes, for certain "contingent interest." The provision applies to interest received after December 31, 1993. No opinion is expressed herein regarding the potential applicability of this provision and whether United States taxation or withholding taxes could be imposed with respect to income derived from the Units as a result thereof. Unit holders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

Each Unit holder (other than a foreign investor who has properly provided the certifications described above) will be requested to provide the Unit holder's taxpayer identification number to the trustee and to certify that the Unit holder has not been notified that payments to the Unit holder are subject to back-up withholding. If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by a Trust to such Unit holder (including amounts received upon the redemption of the Units) will be subject to back-up withholding.

In the opinion of special counsel to the Trusts for New York tax matters, at the Initial Date of Deposit for each Trust, the Trusts were not associations taxable as corporations and the income of the Trusts will be treated as the income of the Unit holders under the existing income tax laws of the State and City of New York.

The foregoing discussion relates only to United States Federal and certain New York State and City income taxes. Unit holders may be subject to state and local taxation in other jurisdictions (including a foreign investor's country of residence). Unit holders should consult their tax advisers regarding potential state, local, or foreign taxation with respect to the Units.

Why are Investments in the Trusts Suitable for Retirement Plans?

The Trusts may be well suited for purchase by Individual Retirement Accounts, Keogh Plans, pension funds and other tax-deferred retirement plans. Generally, the Federal income tax relating to capital gains and income received in each of the foregoing plans is deferred until distributions are received. Distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Investors considering participation in any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan. Such plans are offered by brokerage firms and other financial institutions. The Trusts will waive the $1,000 minimum investment requirement for tax-deferred retirement plan accounts. The minimum investment is $250 for tax-deferred retirement plans such as IRA accounts. Fees and charges with respect to such plans may vary.

How Can Distributions to Unit Holders be Reinvested?

The Sponsor has entered into an arrangement with Oppenheimer Management Corporation which permits Unit holders of the Trusts to elect to have each distribution of interest income or principal, or both, on their Units automatically reinvested in shares of mutual funds distributed by Oppenheimer Fund Management, Inc. at net asset value. The objectives and policies of each Fund are presented in more detail in the prospectus pertaining to such Fund.

After electing participation, each distribution of interest income or principal, or both, on the participant's Units will automatically be applied by the Trustee to purchase shares (or fractions thereof) of the Fund selected without a sales charge and with no minimum initial and subsequent investment requirements.

The transfer agent for the Fund will mail to each participant in the Reinvestment Option confirmations of all transactions undertaken for such participant in connection with the receipt of distributions from the Trusts and the purchase of shares (or fractions thereof) of the Fund.

A participant may at any time, by so notifying the Trustee in writing, elect to terminate his participation in the Reinvestment Option and receive future distributions on his Units in cash. There will be no charge or other penalty for such termination. The Sponsor and Oppenheimer Fund Management, Inc. all have the right to terminate the Reinvestment Option, in whole or in part.

It should be remembered that even if distributions are reinvested through the Reinvestment Option they are still treated as distributions for income tax purposes.

Unit holders of a Trust participating in IRAs, Keogh Plans, pension funds and other tax-deferred retirement plans may find it highly advantageous to participate in the Reinvestment Option in order to keep the monies in the account fully invested at all times. Should such option be selected, an account with an identical registration to that established at the time the Units of a Series of the Trust are purchased will be set up as selected by the investor. Investors should consult with their plan custodian as to the appropriate disposition of distributions. Unless participants in IRAs, Keogh Plans and other tax-deferred retirement plans elect the Reinvestment Option, cash distributions will be sent to the custodian of the retirement plan and will not be sent to the investor. See "Why are Investments in the Trusts Suitable for Retirement Plans?"

                             PUBLIC OFFERING

How is the Public Offering Price Determined?

Units are offered at the Public Offering Price. During the secondary market, the Public Offering Price is based on the Evaluator's determination of the aggregate bid price of the Securities in each Trust, including any money in the Principal Account other than money required to redeem tendered Units, and also includes a sales charge as indicated in Part One for each Trust. Also added to the Public Offering Price is a proportionate share of interest accrued but unpaid on the Securities from the last Record Date to the date of settlement of Units (see "How is Accrued Interest Treated?").

The sales charge is reduced by a discount as indicated below for volume purchases:

Transaction at                       Dollar Amount of
Public Offering Price                Discount per Unit
_____________________                _________________
$250,000 - $499,999                  $2.50
$500,000 - or more                   $5.00

Any such reduced sales charge shall be the responsibility of the selling dealer. The reduced sales charge structure will apply on all purchases of Units in a Trust by the same person on any one day from any one dealer. Additionally, Units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser under 21 years of age will be deemed, for the purposes of calculating the applicable sales charge, to be additional purchases by the purchaser. The reduced sales charges will also be applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account. The purchaser must inform the dealer of any such combined purchase prior to the sale in order to obtain the indicated discount. In addition, with respect to the employees, officers and directors (including their immediate family members, defined as spouses, children, grandchildren, parents, grandparents, mothers-in-law, fathers-in-law, sons-in-law and daughters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons) of the Sponsor and its subsidiaries, the sales charge is reduced by 2.0% of the Public Offering Price for purchases of Units during the secondary public offering period.

The aggregate price of the Securities in the Trusts is determined by First Trust Advisors L.P. acting as evaluator (the "Evaluator") on the basis of bid prices, (1) on the basis of current market prices for the Securities obtained from dealers or brokers who customarily deal in Securities comparable to those held by the Trust; (2) if such prices are not available for any of the Securities, on the basis of current market prices for comparable securities; (3) by determining the value of the Securities by appraisal; or (4) by any combination of the above.

During the secondary market, a determination of the aggregate price of the Securities in the Trusts is made by the Evaluator on a bid price basis, as of the close of trading on the New York Stock Exchange (4:00 p.m. Eastern time) on each day on which it is open, effective for all sales, purchases or redemptions made subsequent to the last preceding determination. No evaluation will be made, however, on any day on which the markets in which the Securities primarily trade are not generally open for business.

The Public Offering Price of the Units during the secondary market is equal to the bid price per Unit of the Securities in a Trust plus the applicable sales charge. In the past, the bid prices of publicly offered issues of CMOs have been lower than the offering prices by as much as 1.0% or more of face amount in the case of inactively traded issues and as little as 0.5% in the case of actively traded issues, but the difference between the offering and bid prices has averaged about 0.75% of face amount.

Although payment is normally made three business days following the order for purchase (the "date of settlement"), payment may be made prior thereto. A person will become an owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. Delivery of Certificates representing Units so ordered will be made three business days following such order or shortly thereafter. Initial transaction statements for Units held in uncertificated form representing Units so ordered will be issued to the registered owner of such Units within two business days of the issuance of such Units. See "Rights of Unit Holders-How May Units be Redeemed?" for information regarding the ability to redeem Units ordered for purchase.

How are Units Distributed?

It is the intention of the Sponsor to qualify Units of the Trusts for sale in a number of states. Sales initially will be made to dealers and others at prices which represent a concession or agency commission of $30.00 per Unit, but the Sponsor reserves the right to change the amount of the concession to dealers and others from time to time. Certain commercial banks are making Units of the Trusts available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks in the amounts indicated in the second preceding sentence. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have not indicated that these particular agency transactions are not permitted under such Act.

What are the Profits of the Sponsor?

The Sponsor will receive a gross sales commission as indicated in Part One for each Trust, less any reduced sales charge for quantity purchases as described under "Public Offering-How is the Public Offering Price Determined?" In addition, the Sponsor may be considered to have realized a profit or the Sponsor may be considered to have sustained a loss, as the case may be for a Trust, in the amount of any difference between the cost of the Securities to the Trust and the cost of such Securities to the Sponsor.

In maintaining a market for the Units, the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased (based on the bid prices of the Securities in a Trust) and the price at which Units are resold (which price is also based on the bid prices of the Securities in such Trust and includes a sales charge as indicated in Part One for each Trust) or redeemed (based on the bid prices of the Securities in each Trust). The secondary market public offering price of Units may be greater or less than the cost of such Units to the Sponsor.

Will There be a Secondary Market?

Although it is not obligated to do so, the Sponsor intends to maintain a market for the Units and continuously to offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Securities in the portfolio of the Trusts plus interest accrued to the date of settlement. All expenses incurred in maintaining a secondary market, other than the fees of the Evaluator and the costs of the Trustee in transferring and recording the ownership of Units, will be borne by the Sponsor. If the supply of Units exceeds demand, or for some other business reason, the Sponsor may discontinue purchases of Units at such prices. IF A UNIT HOLDER WISHES TO DISPOSE OF HIS UNITS, HE SHOULD INQUIRE OF THE SPONSOR AS TO CURRENT MARKET PRICES PRIOR TO MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE.

                         RIGHTS OF UNIT HOLDERS

How is Evidence of Ownership Issued and Transferred?

The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units may be evidenced by registered certificates executed by the Trustee and the Sponsor. Delivery of certificates representing Units ordered for purchase is normally made three business days following such order or shortly thereafter. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. Certificates to be redeemed must be properly endorsed or accompanied by a written instrument or instruments of transfer. A Unit holder must sign exactly as his name appears on the face of the certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Record ownership may occur before settlement.

Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof, numbered serially for purposes of identification.

Unit holders may elect to hold their Units in uncertificated form. The Trustee will maintain an account for each such Unit holder and will credit each such account with the number of Units purchased by that Unit holder. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee will send to the registered owner of Units a written initial transaction statement containing a description of the Trust; the number of Units issued or transferred; the name, address and taxpayer identification number, if any, of the new registered owner; a notation of any liens and restrictions of the issues and any adverse claims to which such Units are or may be subject or a statement that there are no such liens, restrictions or adverse claims; and the date the transfer was registered. Uncertificated Units are transferable through the same procedures applicable to Units evidenced by certificates (described above), except that no certificate need be presented to the Trustee and no certificate will be issued upon transfer unless requested by the Unit holder. A Unit holder may at any time request the Trustee to issue certificates for Units.

Although no such charge is now made or contemplated, a Unit holder may be required to pay $2.00 to the Trustee per certificate reissued or transferred, and to pay any governmental charge that may be imposed in connection with each such transfer or exchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder may be required to furnish indemnity satisfactory to the Trustee and pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

How are Interest and Principal Distributed?

Interest from a Trust, including moneys representing penalties for the failure to make timely payments on Securities or liquidated damages for default or breach of any condition or term of the Securities will be distributed monthly on that date set forth in Part One for each Trust on a pro rata basis to Unit holders of record as of the preceding Record Date. All distributions will be net of applicable expenses.

The pro rata share of cash in the Principal Account will also be computed as of the first day of each month and distributions to the Unit holders as of such Record Date will be made on that date set forth in Part One for each Trust. Proceeds from the disposition of any of the Securities or amounts representing principal on the Securities received after such Record Date and prior to the following Distribution Date will be held in the Principal Account and not distributed until the next Distribution Date. The Trustee is not required to pay interest on funds held in the Principal or Interest Account (but may itself earn interest thereon and therefore benefits from the use of such funds) nor to make a distribution from the Principal Account unless the amount available for distribution shall equal at least $1.00 per Unit.

The Trustee will credit to the Interest Account all interest received by a Trust, including moneys representing penalties for the failure to make timely payments on Securities or liquidated damages for default or breach of any condition or term of the Securities and that part of the proceeds of any disposition of Securities which represents accrued interest. Other receipts will be credited to the Principal Account. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date after the purchase.

As of the first day of each month, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of a Trust. The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of a Trust. Amounts so withdrawn shall not be considered a part of the assets of such Trust until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account such amounts as may be necessary to cover redemption of Units by the Trustee.

Record Dates for monthly distributions will be the first day of each month. Distributions will be made on or shortly after that date set forth in Part One for each Trust. Distributions for an IRA, Keogh, pension fund or other tax-deferred retirement plan will not be sent to the individual Unit holder; these distributions will go directly to the custodian of the plan to avoid the penalties associated with premature withdrawals from such accounts.

What Reports Will Unit Holders Receive?

The Trustee shall furnish Unit holders in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of record, a statement as to (1) the Interest Account: interest received (including amounts representing interest received upon any disposition of Securities, penalties for the failure to make timely payments on Securities or liquidated damages for default or breach of any condition or term of the Securities), deductions for payment of applicable taxes and for fees and expenses of the Trusts, redemption of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share per Unit outstanding on the last business day of such calendar year; (2) the Principal Account: payments of principal on Securities, the dates of disposition of any Securities and the net proceeds received therefrom (excluding any portion representing interest), deduction for payment of applicable taxes and for fees and expenses of the Trusts, redemptions of Units, and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount per Unit; (3) the Securities held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; (5) the dollar amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated; and (6) such other information as the Trustee may deem appropriate. Unit holders of Units in uncertificated form shall receive no less frequently than once each year a dated written statement containing the name, address and taxpayer identification number, if any, of the registered owner, the number of Units registered in the name of the registered owner on the date of the statement and certain other information, that will be provided as required under applicable law.

In order to comply with Federal and state tax reporting requirements, Unit holders will be furnished, upon request to the Trustee, evaluations of the Securities furnished to it by the Evaluator.

How May Units be Redeemed?

A Unit holder may redeem all or a portion of his Units by tender to the Trustee at its corporate trust office in the City of New York of the certificates representing the Units to be redeemed, or, in the case of uncertificated Units, delivery of a request for redemption, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed as explained above (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates), and payment of applicable governmental charges, if any. No redemption fee will be charged. On the third business day following such tender, the Unit holder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of such tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee (if such day is a day on which the New York Stock Exchange is open for trading), except for Units received after 4:00 p.m. Eastern time (or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time), the date of tender is the next day on which the New York Stock Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the redemption price computed on that day. Units so redeemed shall be canceled.

Accrued interest to the settlement date paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account.

The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the Securities in a Trust. As of the close of trading on the New York Stock Exchange (4:00 p.m. Eastern time) on the date any such determination is made. The Redemption Price per Unit is the pro rata share of each Unit determined by the Trustee on the basis of (1) the cash on hand in a Trust or moneys in the process of being collected, (2) the value of the Securities in a Trust based on the prices of the Securities and (3) interest accrued thereon, less (a) amounts representing taxes or other governmental charges payable out of a Trust and (b) the accrued expenses of such Trust. The Evaluator may determine the value of the Securities in a Trust (1) on the basis of current bid prices of the Securities obtained from dealers or brokers who customarily deal in securities comparable to those held by such Trust, (2) on the basis of bid prices for securities comparable to any securities for which bid prices are not available, (3) by determining the value of the Securities by appraisal, or (4) by any combination of the above.

The difference between the bid and offering prices of such Securities has averaged about 0.50%- 0.75% of face amount. Therefore, the price at which Units may be redeemed could be less than the price paid by the Unit holder.

The Trustee is empowered to sell underlying Securities in order to make funds available for redemption. To the extent that Securities are sold, the size and diversity of a Trust will be reduced. Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized. Due to the minimum principal amount in which Securities may be required to be sold, the proceeds of such sales may exceed the amount necessary for payment of Units redeemed. Such excess proceeds will be placed in the Principal Account and be eligible for distribution pro rata to all remaining Unit holders of record.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit.

How May Units be Purchased by the Sponsor?

The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before the close of business on the second succeeding business day and by making payment therefor to the Unit holder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then currently effective prospectus describing such Units. Any profit or loss resulting from the resale or redemption of such Units will belong to the Sponsor.

How May Securities be Removed from a Trust?

The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of Securities in the event certain events occur that adversely affect the value of Securities including default in payment of interest or principal, default in payment of interest or principal of other obligations guaranteed or backed by the full faith and credit of the United States of America, institution of legal proceedings, default under other documents adversely affecting debt service, decline in price or the occurrence of other market or credit factors.

If any default in the payment of principal or interest on any Security occurs and if the Sponsor fails to instruct the Trustee to sell or to hold such Security within thirty days after notification by the Trustee to the Sponsor of such default, the Trustee may, in its discretion, sell the defaulted Security and not be liable for any depreciation or loss thereby incurred.

The Trustee is also empowered to sell, for the purpose of redeeming Units tendered by any Unit holder, and for the payment of expenses for which funds may not be available, such of the Securities in a list furnished by the Sponsor as the Trustee in its sole discretion may deem necessary.

            INFORMATION AS TO SPONSOR, TRUSTEE AND EVALUATOR

Who is the Sponsor?

Nike Securities L.P., the Sponsor, specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities L.P., an Illinois limited partnership formed in 1991, acts as Sponsor for successive series of The First Trust Combined Series, the FT Series (formerly known as The First Trust Special Situations Trust), The First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds, The First Trust GNMA, Templeton Growth and Treasury Trust, Templeton Foreign Fund & U.S. Treasury Securities Trust and The Advantage Growth and Treasury Securities Trust. First Trust introduced the first insured unit investment trust in 1974 and to date more than $9 billion in First Trust unit investment trusts have been deposited. The Sponsor's employees include a team of professionals with many years of experience in the unit investment trust industry. The Sponsor is a member of the National Association of Securities Dealers, Inc. and Securities Investor Protection Corporation and has its principal offices at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number (630) 241-4141. As of December 31, 1996, the total partners' capital of Nike Securities L.P. was $9,005,203 (audited). (This paragraph relates only to the Sponsor and not to the Trust or to any series thereof or to any other Underwriters. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

Who is the Trustee?

The Trustee is The Chase Manhattan Bank, with its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, 6th floor, New York, New York 10004-2413. Unit holders who have questions regarding the Trusts may call the Customer Service Help Line at 1-800-682-7520. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

The Trustee, whose duties are ministerial in nature, has not participated in the selection of the Securities. For information relating to the responsibilities of the Trustee under the Indenture, reference is made to the material set forth under "Rights of Unit
Holders."

The Trustee and any successor trustee may resign by executing an instrument in writing and filing the same with the Sponsor and mailing a copy of a notice of resignation to all Unit holders. Upon receipt of such notice, the Sponsor is obligated to appoint a successor trustee promptly. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Indenture. If upon resignation of a trustee no successor has accepted the appointment within 30 days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor Trustee. The Trustee must be a banking corporation organized under the laws of the United States or any State and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

Limitations on Liabilities of Sponsor and Trustee

The Sponsor and Trustee shall be under no liability to Unit holders for taking any action or for refraining from taking any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith, gross negligence (ordinary negligence in the case of the Trustee) or reckless disregard of their obligations and duties. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of a Series of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

If the Sponsor shall fail to perform any of its duties under the Indenture or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, or (b) terminate the Indenture and liquidate a Trust as provided herein, or (c) continue to act as Trustee without terminating the Indenture.

Who is the Evaluator?

The Evaluator is First Trust Advisors L.P., an Illinois limited partnership formed in 1991 and an affiliate of the Sponsor. The Evaluator's address is 1001 Warrenville Road, Lisle, Illinois 60532. The Evaluator may resign or may be removed by the Sponsor and the Trustee, in which event the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor has accepted appointment within 30 days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

                            OTHER INFORMATION

How May the Indenture be Amended or Terminated?

The Sponsor and the Trustee have the power to amend the Indenture without the consent of any of the Unit holders when such amendment is
(1) to cure any ambiguity or to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unit holders (as determined in good faith by the Sponsor and the Trustee), provided that the Indenture is not amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Securities initially deposited in a Trust, except for the substitution of Replacement Securities for Failed Securities or the purchase of additional Securities pursuant to the Indenture. In the event of any amendment, the Trustee is obligated to notify promptly all Unit holders of the substance of such amendment.

The Trusts may be liquidated at any time by consent of 100% of the Unit holders or by the Trustee when the principal amount of the Securities owned by such Trust as shown by any evaluation, is less than the lower of $2,000,000 or 40% of the total principal amount of the Securities deposited in such Trust during the primary offering period, or in the event that Units not yet sold aggregating more than 60% of the Units initially deposited are tendered for redemption by the Underwriters, including the Sponsor. If a Trust is liquidated because of the redemption of unsold Units by the Underwriters, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Indenture will terminate upon the redemption, sale or other disposition of the last Security held thereunder, but in no event shall it continue beyond the Mandatory Termination Date as indicated in Part One. In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders. Within a reasonable period after termination, the Trustee will sell any Securities remaining in a Trust, and, after paying all expenses and charges incurred by a Trust, will distribute to each Unit holder (including the Sponsor if it then holds any Units), upon surrender for cancellation of his Units, his pro rata share of the balances remaining in the Interest and Principal Accounts, all as provided in the Indenture.

Legal Opinions

The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Carter, Ledyard & Milburn, 2 Wall Street, New York, New York 10005, acts as counsel for the Trustee.

Experts

The financial statements, including the portfolio, of the Trust contained in Part One of the Prospectus and Registration Statement has been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing therein and in the Registration
Statement, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                 DESCRIPTION OF STANDARD & POOR'S RATING

A Standard & Poor's rating on the units of a unit investment trust (hereinafter referred to collectively as "units" and "trust") is a current assessment of creditworthiness with respect to the investments held by such trust. This assessment takes into consideration the financial capacity of the issuers and of any guarantors, insurers, lessees or mortgagors with respect to such investments. The assessment, however, does not take into account the extent to which trust expenses or portfolio asset sales for less than the trust's purchase price will reduce payment to the Unit holder of the interest and principal required to be paid on the portfolio assets. In addition, the rating is not a recommendation to purchase, sell, or hold units, inasmuch as the rating does not comment as to market price of the units or suitability for a particular investor.

Trusts rated "AAA" are composed exclusively of assets that are rated "AAA" by Standard & Poor's or have, in the opinion of Standard & Poor's, credit characteristics comparable to assets rated "AAA," or certain short-term investments. Standard & Poor's defines its "AAA" rating for such assets as the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is very strong.

CONTENTS:

The First Trust Special Situations Trust
 The CMO Unit Investment Trust Series:
   What is the First Trust Special Situations Trust?             2
   What is the Rating of the Units?                              8
   What are Estimated Current Return and
      Estimated Long-Term Return?                                8
   How is Accrued Interest Treated?                             10
   What are the Expenses and Charges?                           10
   What is the Tax Status of Unit Holders?                      11
   Why are Investments in the Trusts Suitable
   for Retirement Plans?                                        15
   How Can Distributions to Unit Holders be Reinvested?         15
Public Offering:
   How is the Public Offering Price Determined?                 16
   How are Units Distributed?                                   17
   What are the Profits of the Sponsor?                         17
   Will There be a Secondary Market?                            17
Rights of Unit Holders:
   How is Evidence of Ownership Issued and Transferred?         17
   How are Interest and Principal Distributed?                  18
   What Reports Will Unit Holders Receive?                      19
   How May Units be Redeemed?                                   19
   How May Units be Purchased by the Sponsor?                   20
   How May Securities be Removed from a Trust?                  20
Information as to Sponsor, Trustee and Evaluator:
   Who is the Sponsor?                                          21
   Who is the Trustee?                                          21
   Limitations on Liabilities of Sponsor and Trustee            21
   Who is the Evaluator?                                        22
Other Information:
   How May the Indenture be Amended or Terminated?              22
   Legal Opinions                                               23
   Experts                                                      23
Description of Standard & Poor's Rating                         23

                              ____________

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE TRUST HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

                    FIRST TRUST(registered trademark)

                               THE CMO UNIT
                          INVESTMENT TRUST SERIES

                             The First Trust
                        Special Situations Trust

                                Prospectus
                                 Part Two
                             November 28, 1997

                    First Trust (registered trademark)
                     1001 Warrenville Road, Suite 300
                           Lisle, Illinois 60532
                               1-630-241-4141

                                Trustee:

                        The Chase Manhattan Bank
                      4 New York Plaza, 6th floor
                     New York, New York 10004-2413
                             1-800-682-7520

                          THIS PART TWO MUST BE
                        ACCOMPANIED BY PART ONE.

                      PLEASE RETAIN THIS PROSPECTUS
                           FOR FUTURE REFERENCE

              CONTENTS OF POST-EFFECTIVE AMENDMENT
                    OF REGISTRATION STATEMENT


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                          The facing sheet

                          The prospectus

                          The signatures

                          The Consent of Independent Auditors

                          Financial Data Schedule



                               S-1
                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 51 THE CMO UNIT INVESTMENT TRUST, SERIES 2, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the Village of Lisle and State of Illinois on November 28, 1997.

                     THE FIRST TRUST SPECIAL SITUATIONS TRUST,
                       SERIES 51
                     THE CMO UNIT INVESTMENT TRUST, SERIES 2
                                                            (Registrant)
                     By         NIKE SECURITIES L.P.
                                                             (Depositor)


                     By         Robert M. Porcellino
                                Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment of Registration Statement has been signed below by the following person in the capacity and on the date indicated:

Signature                  Title                      Date

Robert D. Van Kampen    Director of       )
                      Nike Securities     )
                        Corporation,      )    November 28, 1997
                    the General Partner   )
                  of Nike Securities L.P. )
                                          )
                                          )  Robert M. Porcellino
David J. Allen        Director of Nike    )    Attorney-in-Fact**
                  Securities Corporation,
                   the Genral Partner of
                    Nike Securities L.P.

*The title of the person named herein represents his capacity in and relationship to Nike Securities L.P., Depositor.

**An executed copy of the related power of attorney was filed with the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of The First Trust Combined Series 258 (File No. 33-63483) and the same is hereby incorporated herein by this reference.

                               S-2
                 CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 24, 1997 in this Post-Effective Amendment to the Registration Statement and related Prospectus of The First Trust Special Situations Trust dated November 25, 1997.



                                        ERNST & YOUNG LLP





Chicago, Illinois
November 24, 1997